UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2020

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, STE 400, Las Vegas, NV                    89148
(Address of principal executive offices)                        (zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange
6.25% Subordinated Notes Due 2026	AXO	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure

Axos Financial, Inc. (the “Registrant”), parent of Axos Bank, will use the presentation provided in the Exhibits at conferences and one-on-one meetings in a non-deal roadshow beginning on November 4, 2020 and during the next few weeks.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of November 3, 2020, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement
Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
99.1	Axos Financial, Inc. Presentation
99.2	Axos Financial, Inc. Presentation PDF

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	November 3, 2020	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer